Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions

The following table presents the acquisitions completed by the Partnership during the years ended December 31, 2012, 2011 and 2010, and identifies the funding sources for such acquisitions:

thousands except unit and	Acquisition	Percentage		Cash	Common	GP Units
percent amounts	Date	Acquired	Borrowings	On Hand	Units Issued	Issued
Granger (1)	01/29/10	100%	$210,000	$31,680	620,689	12,667
Wattenberg (2)	08/02/10	100%	450,000	23,100	1,048,196	21,392
White Cliffs (3)	09/28/10	10%	—	38,047	—	—
Platte Valley (4)	02/28/11	100%	303,000	602	—	—
Bison (5)	07/08/11	100%	—	25,000	2,950,284	60,210
MGR (6)	01/13/12	100%	299,000	159,587	632,783	12,914
Chipeta (7)	08/01/12	24%	—	128,250	151,235	3,086

____________________________________________________________

(1)       The assets acquired from Anadarko include (i) the Granger gathering system with related compressors and other facilities, and (ii) the Granger complex, consisting of cryogenic trains, a refrigeration train, an NGLs fractionation facility and ancillary equipment. These assets, located in southwestern Wyoming, are referred to collectively as the “Granger assets” and the acquisition as the “Granger acquisition.”

(2)       The assets acquired from Anadarko include the Wattenberg gathering system and related facilities, including the Fort Lupton processing plant. These assets, located in the Denver-Julesburg Basin, north and east of Denver, Colorado, are referred to collectively as the “Wattenberg assets” and the acquisition as the “Wattenberg acquisition.”

(3)       White Cliffs owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma. The Partnership's acquisition of the 0.4% interest in White Cliffs and related purchase option from Anadarko, combined with the acquisition of an additional 9.6% interest in White Cliffs from a third party, are referred to collectively as the “White Cliffs acquisition.” The Partnership's interest in White Cliffs is referred to as the “White Cliffs investment.”

(4)       The assets acquired from a third party include (i) a natural gas gathering system and related compression and other ancillary equipment, and (ii) cryogenic gas processing facilities. These assets, located in the Denver-Julesburg Basin, are referred to collectively as the “Platte Valley assets” and the acquisition as the “Platte Valley acquisition.”

(5)       The Bison gas treating facility acquired from Anadarko is located in the Powder River Basin in northeastern Wyoming and includes (i) three amine treating units, (ii) compressor units, and (iii) generators. These assets are referred to collectively as the “Bison assets” and the acquisition as the “Bison acquisition.” The Bison assets are the only treating and delivery point into the third-party-owned Bison pipeline. The Bison assets were placed in service in June 2010.

(6)       The assets acquired from Anadarko consist of (i) the Red Desert complex, which is located in the greater Green River Basin in southwestern Wyoming, and includes the Patrick Draw processing plant, the Red Desert processing plant, gathering lines, and related facilities, (ii) a 22% interest in Rendezvous, which owns a gathering system serving the Jonah and Pinedale Anticline fields in southwestern Wyoming, and (iii) certain additional midstream assets and equipment. These assets are collectively referred to as the “MGR assets” and the acquisition as the “MGR acquisition.”

(7)       The Partnership acquired Anadarko's then remaining 24% membership interest in Chipeta (as described in Note 1), with the Partnership receiving distributions related to the additional interest beginning July 1, 2012. This transaction brought the Partnership's total membership interest in Chipeta to 75%. The remaining 25% membership interest in Chipeta held by a third-party member is reflected as noncontrolling interests in the consolidated financial statements for all periods presented.

Non-Operated Marcellus Interest acquisition. On March 1, 2013, the Partnership acquired a 33.75% interest in both the Liberty and Rome gas gathering systems from Anadarko Marcellus Midstream, L.L.C. (“AMM”), a wholly owned subsidiary of Anadarko. The interest acquired is referred to as the “Non-Operated Marcellus Interest” and the acquisition as the “Non-Operated Marcellus Interest acquisition.” Consideration paid includes $465.5 million in cash and 449,129 common units of the Partnership. The Partnership funded the cash consideration through $250.0 million in borrowings under its revolving credit facility and $215.5 million of cash on hand.

Anadarko and a third party entered into a 50/50 Joint Exploration Agreement, dated September 1, 2006, covering counties in north-central Pennsylvania within an Area of Mutual Interest that the parties designated as “Area A.” Initial construction of the midstream assets within Area A began in May 2008, and in December 2011, following various sales of interests, AMM and three third-party owners (the “system owners”) entered into a Construction, Ownership and Operation agreement (the “COO Agreement”) to jointly own and develop the midstream assets in Area A (the “AMI Assets”). As of December 31, 2012, four parties, including AMM, were owners of the AMI Assets.

The AMI Assets consist of the Liberty Gas Gathering System (the “Liberty GGS”) and the Rome Gas Gathering System (the “Rome GGS”). Both systems gather gas from the third-party system owners, Anadarko, and other third parties producing in the area.

The gas gathering agreements for the AMI Assets provide for gathering and compression rates (either fixed or based on a cost-of-service model, depending on the agreement) and have various expiration dates through 2027. The gathering and compression rates for the anchor shippers (as defined in the COO Agreement) are based on a cost-of-service model, which is reviewed on an annual basis, and the gathering fee is adjusted accordingly.

Due to Anadarko's control of the Partnership through its ownership and control of WGP, the acquisition of the Non-Operated Marcellus Interest is considered a transfer of net assets under common control. As such, the Partnership's historical financial statements previously filed with the SEC have been recast in this Current Report on Form 8-K to include the results attributable to the Non-Operated Marcellus Interest as of May 2008, when construction began on the Liberty GGS and Rome GGS. The consolidated financial statements for periods prior to the Partnership's acquisition of the Partnership assets from Anadarko have been prepared from Anadarko's historical cost-basis accounts and may not necessarily be indicative of the actual results of operations that would have occurred if the Partnership had owned the Non-Operated Marcellus Interest during the periods reported.

The following tables present the impact to the historical consolidated statements of income attributable to the Non-Operated Marcellus Interest:

	Year Ended December 31, 2012
	Partnership	Non-Operated
thousands	Historical	Marcellus Interest	Combined
Revenues	$849,440	$61,147	$910,587
Net income	121,876	27,435	149,311

	Year Ended December 31, 2011
	Partnership	Non-Operated
thousands	Historical	Marcellus Interest	Combined
Revenues	$823,265	$46,140	$869,405
Net income	188,346	18,515	206,861

	Year Ended December 31, 2010
	Partnership	Non-Operated
thousands	Historical	Marcellus Interest	Combined
Revenues	$663,274	$-	$663,274
Net income (loss)	157,197	(264)	156,933